UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 7, 2013

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

 On May 8, 2013 we issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the promotion of Mr. Roland O. Burns to the position of President of the Company.  Mr. Burns will also continue to hold the position of Chief Financial Officer.  We also announced the appointment of Mr. Daniel K. Presley as Treasurer, the retirement of our current Vice President of Marketing, Mr. Stephen E. Neukom, the appointment of our new Vice President of Marketing, Mr. Michael D. McBurney, and the addition of Mr. Gary H. Guyton as our Director of Planning and Investor Relations.  A copy of the press release containing these organizational changes is attached hereto as Exhibit 99.1.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2013 Annual Meeting of Stockholders on May 7, 2013.  The following proposals were submitted to the holders of the Company’s common stock for a vote:

1.	The election of two nominees to the Board of Directors;

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;
3.	To hold an advisory vote on executive compensation; and
4.	To approve the material terms of performance goals under the 2009 Long-term Incentive Plan.

45,751,874 shares of the Company’s common stock were represented at the meeting or 95% of the Company’s voting capital stock.  3,338,153 of the 45,751,874 shares were broker non-votes and were only included in the results on proposal 2.

The results of such votes were as follows:

1.	The following votes were cast in the election of the two nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Total

Cecil E. Martin	34,424,481	7,989,240	42,413,721
Nancy E. Underwood	36,672,598	5,741,123	42,413,721

2.	The following votes were cast in the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

45,227,955	516,086	7,833	45,751,874

3.	The following votes were cast in the advisory vote on executive compensation:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

13,903,379	28,438,419	71,923	42,413,721

4.	The following votes were cast in approval of the material terms of performance goals under the 2009 Long-term Incentive Plan:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

37,967,049	4,417,990	28,682	42,413,721

The Board of Directors reaffirmed its previous determination that an advisory vote on the Company's executive compensation will be held annually until the next required vote on the frequency of such votes.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

Exhibit 99.1	Press Release dated May 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: May 8, 2013	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President, Chief Financial Officer and Corporate Secretary